EXHIBIT 10.7

COMPROMISE SETTLEMENT AGREEMENT

This Compromise Settlement Agreement (this “Agreement”) is made effective this 30th day of December 2011 (the “Effective Date”), by and between Mark A. Thompson (“Thompson”) and Mid-East Oil Company (“Mid-East”) (Thompson and Mid-East will collectively be referred to herein as the“Mid-East Parties”), on the one hand, and Mieka Corporation (“Mieka”) and Vadda Energy Corporation (“Vadda”) (Mieka and Vadda will collectively be referred to as the“Vadda Parties”), on the other hand.  Thompson, Mid-East, Mieka, and Vadda will be referred to collectively as the “Parties” or individually as a “Party.”
PREAMBLE
WHEREAS, Vadda is the successor in interest to 2004 Mieka Sabula Project A (“Sabula A”), 2005 Mieka PA Sabula Project B (“Sabula B”), Mieka Pine Glen 2003 (“Pine Glen”), Mieka Pine Glen  2003 II (“Pine Glen II”), Mieka Pine Glen III 2004 (“Pine Glen III), 2005 Mieka Crabtree Project I (“Crabtree I”) and 2005 Mieka PA Crabtree Project II (“Crabtree II”); WHEREAS, Mieka and Vadda believe that they possess certain claims, demands, and causes of action (collectively, “Claims”) against Mid-East relating to its business dealings with Sabula A, Sabula B, Pine Glen, Pine Glen II, Pine Glen III, Crabtree I and/or Crabtree II (collectively, the “Partnerships”).
WHEREAS, in order to avoid the uncertainty, time and expense which would accompany litigation, the Parties desire to compromise, resolve and settle the Claims between them relating to the Partnerships, including asserted and unasserted claims, finally and forever; and

COMPROMISE AND SETTLEMENT AGREEMENT

NOW, THEREFORE, in consideration of the covenants, mutual promises, warranties, representations and agreements herein contained, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties do agree as follows:
1.	Settlement Consideration.`
a.	Payment to Vadda
In consideration of the mutual promises and covenants contained in this Agreement and the other agreements as more fully described below, the Parties agree that Mid-East shall pay Vadda Three Million Dollars ($3,000,000.00) (hereinafter, the “Settlement Funds”).  To secure payment of the Settlement Funds, Mid-East shall execute a Secured Promissory Note (the “Note”) in the form attached as Exhibit “A,” hereto, anda Security Agreement (the “Security Agreement”) in the form attached as Exhibit “B,” hereto, each of which is expressly incorporated as if set forth herein.  Pursuant to the Note, the Settlement Funds shall be paid to Vadda on or before December 31, 2011 and the Parties agree that the Note is a material term to this Agreement and shall survive the execution of this Agreement.
b.	Personal Guaranty
In order to secure payment of the Note and the Settlement Funds, concurrently with the Parties’ execution of this Agreement and the Note, as applicable,Thompson shall execute a Guaranty Agreement in the form attached as Exhibit “C,”hereto, which is expressly incorporated as if set forth herein.   The Parties agree that the Guaranty Agreementis a material term to this Agreement and shall survive the execution of this Agreement.

COMPROMISE AND SETTLEMENT AGREEMENT

2.           Release by Mieka and Vadda.Mieka and Vadda, on behalf themselves and their present and future officers, directors, shareholders, members, managers, general or limited partners, representatives, agents, employees, and/or attorneys, if any, as well as their parent, subsidiary and/or successor organizations, and assigns, jointly and severally, (collectively, the “Vadda Releasing Parties”) hereby release, acquit and discharge Thompson and Mid-East and their current or former officers, directors, shareholders, general or limited partners, representatives, agents, employees, and/or attorneys, if any, as well as their parent, subsidiary and/or successor organizations,spouses, heirs, and assigns, jointly and severally, (collectively, the “Mid-East Released Parties”) from all claims, demands, actions, causes of action, other liabilities, and/or damages, if any, which the Vadda Releasing Parties may have or claim to have against the Mid-East Released Parties relating to the Partnerships’ Claims; provided, however, that nothing in this release is intended to or shall be construed as a waiver or release of the obligations of Mid-East and/or Thompson under the express terms of this Agreement, the Note, the Security Agreement or the Guaranty Agreement (collectively, the “Transaction Documents”).
3.           Release by Thompson and Mid-East.Thompson and Mid-East, on behalf of themselves and for each of their past, present and future officers, directors, shareholders, general or limited partners, representatives, agents, employees, and/or attorneys, if any, as well as its parent, subsidiary and/or successor organizations, spouses, heirs, and assigns, jointly and severally, (collectively, the “Mid-East Releasing Parties”) hereby release, acquit and discharge Mieka and Vadda,and their officers, directors, shareholders, members, managers, general or limited partners, representatives, agents, employees, and/or attorneys, if any, as well as their parent, subsidiary and/or successor organizations, and assigns, jointly and severally, (collectively the “Vadda Released Parties”) from all claims, demands, actions, causes of action, other liabilities, and/or damages, if any, which the Mid-East Releasing Parties may have or claim to have against the Vadda Released Parties relating to its business dealings with the Partnerships.

COMPROMISE AND SETTLEMENT AGREEMENT

4.           Costs and Attorneys Fees.  Except as otherwise provided by this Agreement or any other Transaction Document, each party hereto shall bear and pay his or its own costs, expenses, and attorneys’ fees incurred in connection with this Agreement.
5.           Compromises.  The Partieshereby agree that neither the giving of any consideration hereunder nor its acceptance shall operate as or be evidence of any admission of liability for any claim hereby released, and further agree that, by the execution of this Agreement, no Party admits the truthfulness of any of the claims or allegations made by any opposing party; rather, such claims, allegations and liability have been, and are hereby, expressly denied by each of the Parties.
6.           No Reliance.  In executing this Agreement, each Party agrees that such Party has not seen, heard or relied upon any promises, statements, representations, covenants, or warranties, whether express or implied, made by any other Party or by any representative thereof or other person or entity, except to the extent that a matter is expressly stated in this Agreement or any other Transaction Document.  The Parties (severally and not jointly) hereby WAIVE and RELEASE any right or ability to seek to revoke, rescind, vacate, or otherwise avoid the operation and effect of this Agreement on the basis of any alleged fraudulent inducement, misrepresentation, or material omission by any of the undersigned or their representatives, or on the basis of mutual or unilateral mistake of fact or law, or newly discovered information, and acknowledge that they are completely satisfied with this settlement, as reflected in this Agreement or any other Transaction Document.

COMPROMISE AND SETTLEMENT AGREEMENT

7.           Authority. Each Party expressly represents and warrants to each other Party (a) that the execution and delivery of this Agreement, the Note and the Guaranty Agreement by such Party(i) is within such Party’s power, (ii) has been duly authorized by all necessaryorganizational action (or will hereafter be promptly ratified as such), and (iii) does not contravene any provision of any agreements to which such Party is a party or any law to which such Party is subject, (b) that the undersigned officer(s) of such Partyare duly authorized to execute and deliver this Agreement and each other Transaction Document on behalf of such Party (or will hereafter be promptly ratified as such), and (c) that, upon execution and delivery (and assuming due execution and delivery by, and enforceability against, each other Party, other than any other Vadda Party in the case of any Vadda Party andany other Mid-East Party in the case of any Mid-East Party), this Agreement, the Note, and the Guaranty Agreement shall be the legal, valid, and binding obligation of such Party, as applicable, and enforceable against such Party, as applicable, in accordance with its terms, except as may be limited by any equitable defense.
8.           Entire Agreement.  This Agreement, the Note, and the Guaranty Agreement contain the entire, complete and final agreement between the Vadda Parties, on the one hand, and the Mid-East Parties, on the other hand, with respect to the subject matter hereof and supersede all prior, written or oral discussions, negotiations, representations, warranties, and agreements, if any, between them, except as may be expressly stated herein or in any other Transaction Document.  Prior drafts of this Agreement, the Note and/or the Guaranty Agreement and any prior correspondence or other communications relating hereto, shall not be admissible for the purpose of limiting, expanding, explaining, or interpreting the language, meaning, construction and intent of this Agreement, the Note and/or the Guaranty Agreement.
9.           Amendments.  Any modification of this Agreement or additional obligation assumed by any Party in connection with this Agreementshall be binding only if evidenced in writing signed by each Party or an authorized representative of each Party.  Additionally, this Agreement cannot be changed or terminated orally, but may be changed only through written addendum executed by the Parties.

COMPROMISE AND SETTLEMENT AGREEMENT

10.           Severability.  Each part of this Agreement is intended to be several.  If any term, covenant, condition or provision hereof is found or declared illegal or invalid or unenforceable by a court with appropriate jurisdiction for any reason whatsoever, such illegality or invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement, unless elimination of the illegal, invalid or unenforceable item destroys the essence of the entire agreement between the Parties.
11.           Binding Effect and Third Party Beneficiaries.Neither Thompson nor Mid-Eastmay assign any of their rights or obligations under this Agreement.  Except as provided otherwise herein or therein, this Agreement, the Note and the Guaranty Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits thereof shall be binding upon, and shall inure to the benefit of, the Parties and their respective heirs, executors, administrators, representatives, officers, directors, shareholders, predecessors, successors, parents, subsidiaries, affiliated entities, spouses, agents, attorneys, servants, employees, principals, partners, whether limited or general, and permitted assigns, if any.
12.           Exercise of Rights; No Waiver.  Any failure or forbearance by any of the Parties to exercise any right or remedy with respect to enforcement of this Agreement or any instrument executed in connection herewith shall not be construed as a waiver of any of such Party’s rights or remedies, nor shall such failure or forbearance operate to modify this Agreement or such instruments in the absence of a writing as provided above.  No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by the Party against whom such waiver is to be enforced.  The waiver by any Party hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any Party, nor shall any waiver operate or be construed as a rescission of this Agreement.

COMPROMISE AND SETTLEMENT AGREEMENT

13.           Disputes Relating to Agreement.   Notwithstanding anything to the contrary set forth herein, if any action at law or in equity is brought to enforce this Agreement, the Note and/or the Guaranty Agreement, the Party prevailing in such litigation shall recover from each adverse party, in addition to actual damages, all of its reasonable costs, expenses and attorneys’ fees incurred in connection with such lawsuit.  In the event of the violation or threatened violation of any of the covenants and/or promises in this Agreement, or any of the documents executed in conjunction with this Agreement, each non-breaching Party shall be entitled to all rights and remedies available to such non-breaching Party at law or in equity.
14.           Choice of Law and Venue.  The Parties agree that the laws of the State of Texas shall govern the enforceability, interpretation and legal effect of this Agreement and all documents executed in conjunction with this Agreement.  The Parties also agree that venue of any action to enforce, construe or validate the provisions of this Agreement, or any document executed in connection herewith, shall be in Dallas County, Texas.
15.           Voluntary Agreement.  The undersigned hereby represent and warrant that, prior to signing below, each has had the opportunity to consult with legal counsel of its/their choice, has had a full opportunity to conduct discovery and investigate all claims and defenses, has read this document in its entirety and fully or satisfactorily understands its content and effect, and that it has not been subject to any form of duress in connection with this settlement, is completely satisfied with the settlement reflected in this agreement, and  accordingly agrees to be bound as described in this agreement.
16.           Addendum Attached [handwritten]

COMPROMISE AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

MIEKA CORPORATION

By: /s/ Daro Blankenship	Date: 4-11-2012
Name: Daro Blankenship
Title: President

Address for payment purposes:

1660 Stemmons Freeway, Suite 440
Lewisville, Texas 75067

VADDA ENERGY CORPORATION

By: /s/ Anita G. Blankenship	Date: 4-11-2012
Name: Anita Blankenship
Title: President

Address for payment purposes:

1660 Stemmons Freeway, Suite 440
Lewisville, Texas 75067

Christi Wood
[NOTARY STAMP]

COMPROMISE AND SETTLEMENT AGREEMENT

MID-EAST OIL COMPANY

By: /s/ Mark A. Thompson	Date: 12/30/2011
Name: Mark A. Thompson
Title: President

Address for mailing purposes:

255 Airport Freeway
Indiana, Pennsylvania 15701

MARK A. THOMPSON

Date:

Address for mailing purposes:

255 Airport Freeway
Indiana, Pennsylvania 15701

COMPROMISE AND SETTLEMENT AGREEMENT

STATE OF TEXAS	§
§
COUNTY OF __________	§

BEFORE ME, the undersigned authority, on this day personally appeared Anita Blankenship, the President of Mieka Corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as the act and deed of Mieka Corporation, for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this ____ day of _____________, 2011.

____________________________________
Notary Public, State of Texas

Notary Seal:

_________________________

STATE OF TEXAS	§
§
COUNTY OF __________	§

BEFORE ME, the undersigned authority, on this day personally appeared Daro Blankenship, the President of Vadda Energy Corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of Vadda Energy Corporation, for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this ____ day of _____________, 2011.

____________________________________
Notary Public, State of Texas

Notary Seal:

_________________________

STATE OF PENNSYLVANIA	§
§
COUNTY OF __________	§

BEFORE ME, the undersigned authority, on this day personally appeared Mark A. Thompson, the President of Mid-East Oil Company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of Mid-East Oil Company, for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this ____ day of _____________, 2011.

____________________________________
Notary Public, State of Pennsylvania

Notary Seal:

_________________________

STATE OF PENNSYLVANIA	§
§
COUNTY OF __________	§

BEFORE ME, the undersigned authority, on this day personally appeared MARK A. THOMPSON known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as for the purposes and consideration therein expressed.

Given under my hand and seal of office this ____ day of ______________, 2011.

___________________________________
Notary Public, State of Pennsylvania
Notary Seal:

_________________________

COMPROMISE AND SETTLEMENT AGREEMENT

ADDENDUM

Both parties agree that leases or other assets may be given in lieu of cash.

Initials:

/s/ DB AGB	for Mieka Corporation and Vadda Energy Corporation	/s/ Christi Wood
[NOTARY STAMP]

for Mid-East Oil Company and Mark A. Thompson

COMPROMISE AND SETTLEMENT AGREEMENT

11

EXHIBIT A

SECURED PROMISSORY NOTE

U.S. $3,000,000.00	Dated: December 30, 2011

FOR VALUE RECEIVED, the undersigned, Mid-East Oil Company, a Pennsylvania corporation (the “Debtor”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Vadda Energy Corporation (“Secured Party”), for its benefit, in lawful money of the United States of America the principal sum of THREE MILLION U.S. DOLLARS (U.S. $3,000,000.00), such amount representing the original aggregate principal amount of the term loan evidenced hereby (the “Loan”) owed by the Debtor to the Secured Party pursuant to this Secured Promissory Note (the “Promissory Note”).

The Debtor promises to pay all principal due hereunder in one (1) installment payable on December 31, 2011 (the “Maturity Date”). The Debtor promises to pay interest on the unpaid principal amount of the Loan from the date hereof until such principal amount is paid in full, and interest shall be due and payable on the Maturity Date. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed at a per annum rate equal to one percent (1%). From and after the occurrence of an “Event of Default” (as defined below), interest shall accrue on all unpaid principal and on any other amounts due hereunder, at a rate per annum equal to the lesser of (i) the maximum permissible amount under applicable usury laws and (ii) the rate otherwise applicable hereunder plus fourteen percent (14%) per annum.

The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time without premium or penalty.

As security for the payment in full of all of the Debtor’s obligations under this Promissory Note (and any extension, renewal, refinancing, reissuance, amendment and restatement, refunding or other modification thereof), the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor’s right, title and interest in, to and under all of the Debtor’s assets, whether now owned or existing or hereafter arising or acquired and wheresoever located, together with all products and proceeds of the foregoing (the “Collateral”) as provided in that certain Security Agreement executed in connection herewith of even date. The Secured Party shall have, in addition to the rights and remedies contained herein or in any other instruments, documents or other agreements heretofore, now or hereafter executed by the Debtor and delivered to the Secured Party (all such documents, collectively, as amended and in effect from time to time, the “Loan Documents”), all of the rights and remedies of a secured party under the Uniform Commercial Code of Texas, or other applicable law, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law.

All payments of principal and interest in respect of the Loan shall be made payable to the Secured Party in lawful money of the United States of America for the Secured Party’s account at 1660 Stemmons Freeway, Suite 440, Lewisville, Texas 75067, or such other place as shall be designated by the Secured Party for such purpose.

1

THE DEBTOR WAIVES ANY AND ALL REQUIREMENTS OF DEMAND, PRESENTMENT, PROTEST, NOTICE OF DISHONOR OR FURTHER NOTICE OF ANY KIND IN CONNECTION WITH THIS PROMISSORY NOTE.

Should any payment of principal or interest become due and payable on any day other than a Business Day (“Business Day” being any day not a Saturday, Sunday or legal holiday in Dallas, Texas), the maturity thereof shall be extended to the next succeeding Business Day and interest shall continue to accrue at the applicable rate until such payment is made.

Should the indebtedness represented by this Promissory Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceeding, or should this Promissory Note be placed in the hands of attorneys for collection after default, the Debtor agrees to pay, in addition to the principal, interest due and payable hereon and any other sums due and payable hereon, all costs of collecting or attempting to collect this Promissory Note, including attorneys’ fees and expenses (including those incurred in connection with any appeal).

This Promissory Note shall not require the payment or permit the collection of interest or any late payment charge in excess of the maximum rate permitted by law. If any excess interest or late payment charge in such respect is provided for under this Promissory Note or shall be adjudicated to provide for such terms, neither the Debtor nor its successors or assigns shall be obligated to pay such interest or late payment charge in excess of the maximum amount permitted by law, and the right to demand the payment of any such excess shall be and hereby is waived. In the event the Secured Party shall collect monies that are deemed to constitute interest which would increase the effective interest rate to a rate in excess of the maximum rate permitted by law, all such sums deemed to constitute interest in excess of the maximum rate permitted by law shall, upon such determination, at the option of the Secured Party, be returned to the Debtor or credited against the principal balance of the Debtor’s obligation then outstanding under this Promissory Note. This provision shall control any other provision of this Promissory Note.

Upon the occurrence of any of the following events (each an “Event of Default”): (i) the Debtor shall fail to pay the principal of the Loan, interest on the Loan or any other amount due hereunder when due; (ii) if any representation or warranty made by the Debtor herein or in any other Loan Document shall be false or misleading in any material respect when made or deemed made; (iii) if the Debtor shall fail to perform or observe any other term or condition binding upon it hereunder or under any other Loan Document and such failure shall continue unremedied for a period of ten (10) days after written notice thereof from the Secured Party; (iv) any event shall have occurred that permits any holder of the Debtor’s other obligations or indebtedness to accelerate the maturity thereof or the Debtor fails to pay when due any such obligations or indebtedness; or (v) (a) if the Debtor or any guarantor shall generally not pay its debts as such debts become due or shall make a general assignment for the benefit of creditors, (b) if any proceeding shall be instituted by or, unless dismissed within thirty (30) days, against, the Debtor or any guarantor seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or relief of debtors generally, or seeking the entry of an order for relief or for the appointment of a receiver, trustee, custodian or other similar officer for it or for any part of its assets, or (c) if the Debtor or any guarantor shall take any action to authorize any of the actions set forth in subclauses (v)(a) and (v)(b) of this paragraph; then the Secured Party may, without demand, notice or legal process of any kind, declare the outstanding principal amount of the Loan together with all accrued and unpaid interest thereon and all other amounts due hereunder (collectively, the “Indebtedness”) to be, whereupon the Indebtedness shall become, immediately due and payable; provided, however, that upon the occurrence of any Event of Default specified in subclause (v) of this paragraph, the Indebtedness shall automatically become due and payable.

2

The Debtor hereby represents and warrants on and as of the date hereof that: (i) the Debtor has the requisite power and authority to execute, deliver and perform its obligations under this Promissory Note, and the Debtor has taken all necessary action to authorize the same, and such execution, delivery and performance do not violate or contravene, or result in a breach or violation of, or constitute a default under, its organizational documents or any law, regulation, agreement, writ, order or enforceable contractual restriction applicable to or binding upon it or any of its assets, and will not result in any lien upon any assets of the Debtor (other than the lien created hereunder); and (ii) this Promissory Note has been duly executed and delivered, and constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

The Debtor further agrees to indemnify and hold harmless the Secured Party (and its successors and assigns), and each affiliate thereof and each director, officer, employee, agent or representative thereof (each, an “indemnified person”) in connection with any losses, claims, damages, liabilities or other expenses (whether asserted by the Debtor or any third party) to which such indemnified persons may become subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from any use or intended use of the Loan or the proceeds thereof, and the Debtor agrees to reimburse each indemnified person for any legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which indemnified expenses arise), provided that the Debtor shall have no obligation hereunder to indemnify any indemnified person for any loss, claim, damage, liability or expense which resulted from the gross negligence or willful misconduct of such indemnified person. All amounts owing to the Secured Party or other indemnified person pursuant to this paragraph shall be paid by the Debtor promptly following any demand by the person or entity entitled to such payment pursuant to the terms of this paragraph. None of the Secured Party or its successors or assigns shall be responsible or liable to the Debtor or any other person for damages which may be alleged as a result of this Promissory Note. The provisions of this paragraph shall survive repayment of the Loan and cancellation of this Promissory Note.

All payments made by, or on behalf of, the Debtor hereunder will be made without setoff, counterclaim or other defense.

THIS PROMISSORY NOTE SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.THE DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT HERETO.

3

Neither failure nor delay on the part of the Secured Party to exercise any right, power or privilege under this Promissory Note nor any course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Promissory Note preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Secured Party to any other or further action in any circumstances without notice or demand.

Whenever in this Promissory Note reference is made to the Secured Party or the Debtor, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Promissory Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Debtor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Debtor.

All notices, demands and requests that any party is required or elects to give to any other under this Promissory Note shall be in writing and any such notice shall become effective (a) upon personal delivery thereof, including but not limited to delivery by overnight mail and courier service or (b) three (3) Business Days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, in each case addressed or delivered to such party (provided that no notice to the Secured Party shall be effective until actually received by him) at (i) its address set forth below its signature hereto with respect to the Debtor, and (ii) 1660 Stemmons Freeway, Suite 440, Lewisville, Texas 75067,with respect to the Secured Party, or at such other address as may be designated by any such party in a notice to the other parties.

At any time and from time to time, the Debtor agrees to cooperate with the Secured Party and will execute and deliver, or cause to be executed and delivered, all such further instruments and documents, and will take all such further actions, as the Secured Party may reasonably request in order to carry out the provisions and purposes of this Promissory Note (including, without limitation, the grant of a security interest under this Promissory Note).

[REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

4

The Debtor shall not assign or delegate any of its obligations or agreements hereunder. No amendment, modification or waiver of any provision of this Promissory Note shall be effective unless it is in writing and signed by the Secured Party and the Debtor.

Mid-East Oil Company, as the Debtor
By:
Mark A. Thompson
President

Address: 255 Airport Freeway
Indiana, Pennsylvania 15701
Facsimile: (724) 349-6711

EXHIBIT B

SECURITY AGREEMENT

Debtor:	Secured Party:

Mid-East Oil Company	Vadda Energy Corporation
255 Airport Freeway	1660 Stemmons Freeway, Suite 440
Indiana, Pennsylvania 15701	Lewisville, Texas 75067
Facsimile: (724) 349-6711	Facsimile: (214) 222-6501

THIS SECURITY AGREEMENT (“Agreement”) is entered into this 30th day of December, 2011, by and between Mid-East Oil Company, a Pennsylvania corporation with its principal place of business located at the address set forth above (the “Debtor”), and Vadda Energy Corporation, a Florida corporation with its principal offices located at the address set forth above (the “Secured Party”).  Concurrently herewith, the Debtor and the Secured Party have entered into a Secured Promissory Note in the principal amount of Three Million Dollars ($3,000,000) dated December __, 2011 (together with any and all renewals, extensions and/or rearrangements thereof, the “Note”).  All capitalized terms used herein without definitions shall have the respective meanings provided in the Note.

1.           Security Interest and Indebtedness.  The Debtor hereby grants the Secured Party a continuing security interest in all the Debtor’s assets and personal property, whether now or hereafter existing or presently owned or hereafter acquired or arising and wherever located, of every kind and description, tangible or intangible (collectively the “Collateral”), including, without limitation, all general intangibles, accounts, chattel paper, deposit accounts, documents, equipment, fixtures, goods, instruments, inventory, investment property, letter-of-credit rights and any commercial tort claims hereafter identified by the Debtor in any authenticated record delivered to the Secured Party, and all supporting obligations, products, proceeds, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of or arising from or relating to any of the foregoing and all books, correspondence, files and other records, including, without limitation, all tapes, desks, cards, software, data and computer programs in the possession or under the control of the Debtor or any person from time to time acting for the Debtor, in each case, to the extent of the Debtor's rights therein, that at any time evidence or contain information relating to any of the foregoing or are otherwise necessary or helpful in the collection or realization thereof, in each case howsoever the Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations (collectively, referred to herein as “Indebtedness,” whether now existing or hereafter incurred, whether arising before or after any filing of a petition in bankruptcy or the commencement of any insolvency proceeding and including all interest accrued after any such filing or commencement): (a) the payment by the Debtor, as and when due and payable of all amounts under the Note, including, without limitation, all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding) and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (hereinafter defined); (b) the payment by the Debtor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Note and/or any other Loan Document; (c) the due and prompt and full payment, performance and observance by the Debtor of (i) all indebtedness, obligations and liabilities that the Debtor may at any time now or hereafter owe to the Secured Party in respect of any Loan Document, whether direct or indirect, absolute or contingent, whether under the Note or on open accounts, (ii) all liabilities and/or amounts that the Secured Party may now or hereafter incur or pay or advance at any time in connection with any Loan Document, including for taxes, levies, insurance, repairs, maintenance or other protection with respect to the Collateral and (iii) all costs and expenses that the Secured Party may incur in enforcing or protecting its rights under any Loan Document, including with respect to the Collateral or the indebtedness secured by the Collateral, including attorneys’ fees.

2.           Representations and Warranties.  The Debtor represents and warrants to the Secured Party that:

(a)           Exhibit A hereto correctly identifies the Debtor’s legal name, type of organization, state of organization, state organizational number and federal tax identification number;

(b)           the Debtor is legally formed and validly existing, is duly organized, validly existing, and in good standing under the laws of the Debtor's state or other jurisdiction of organization, has all requisite power and authority to own and conduct the business of the Debtor as such business has been and is being owned and conducted and is qualified to conduct the business of the Debtor, and is in good standing, in each state or other jurisdiction wherein the character of any property or asset owned by (or leased by or to), or the nature or conduct of the business of, the Debtor makes such qualification necessary, except where the failure to be qualified and/or in good standing would not have (or reasonably be expected to have) a material adverse effect on the Debtor or the Collateral or the ability of the Secured Party to enforce any right under any Loan Document;

(c)           the Debtor has full right, power and authority to execute, deliver, enter into, consummate and perform, as applicable, each Loan Document and consummate and perform each transaction contemplated thereby that is consummated or performed (or to be consummated or performed) by the Debtor pursuant to, under and/or otherwise in connection with such Loan Document.  The Debtor has the right to grant the security interest in the Collateral contemplated hereby;

(d)           this Agreement has been duly authorized, executed and delivered by the Debtor and (assuming due execution and delivery by, and enforceability against, the Secured Party) constitutes the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance herewith;

(e)           when any Loan Document to be executed and/or delivered by the Debtor (concurrently herewith or otherwise) is executed and/or delivered, as applicable, such Loan Document shall have been duly authorized, executed and delivered by the Debtor and (assuming due execution and delivery by, and enforceability against, each other party thereto other than Mark A. Thompson, as applicable), constitute the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with such Loan Document;

(f)           the Debtor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any and all liens, security interests and encumbrances, except for those in favor of the Secured Party or as described on Exhibit B hereto (collectively, “Permitted Liens”).  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is (or will be permitted by the Debtor) on file in any recording or filing office or elsewhere except such as (i) may have been filed in favor of the Secured Party in respect of this Agreement or any other Loan Document and/or (ii) are described on Exhibit B hereto;

(g)           the Debtor (i) is duly organized, validly existing, and in good standing under the laws of the Debtor's state or other jurisdiction of organization, (ii) has all requisite power and authority to own and conduct the business of the Debtor as such business has been and is being owned and conducted and (iii) is qualified to conduct the business of the Debtor, and is in good standing, in each state or other jurisdiction wherein the character of any property or asset owned by (or leased by or to), or the nature or conduct of the business of, the Debtor makes such qualification necessary, except where the failure to be qualified and/or in good standing would not have (or reasonably be expected to have) a material adverse effect on the Debtor or the Collateral or the ability of the Secured Party to enforce any right under any Loan Document;

(h)           the execution and performance of this Agreement have been authorized by all necessary corporate, shareholder, membership and/or partnership action and do not violate any provision of the Debtor’s organizational documents or applicable law;

(i)           the Indebtedness is incurred only for, and the Collateral is to be used only for, commercial purposes and not for personal, family or household purposes;

(j)           there is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting the Debtor before any governmental authority or any arbitrator, or any order, judgment or award issued by any governmental authority or arbitrator, in each case, that may adversely affect the grant by the Debtor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Secured Party of any of its rights or remedies hereunder;

(k)           all federal, state and local tax returns and other reports required by applicable law to be filed by the Debtor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Debtor or any property of the Debtor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied;

(l)           all equipment, fixtures, goods and inventory of the Debtor now existing are, and all equipment, fixtures, goods and inventory of the Debtor hereafter existing will be, located and/or based at the current location and/or base therefor, and the Debtor will give the Secured Party written notice of any change in the location or base of any such Collateral within 20 days following such change, other than to the address of the Debtor set forth on the signature page hereto and with respect to which the Secured Party has filed any financing statement or otherwise perfected its liens thereon.  None of the accounts is evidenced by promissory notes or other instruments.  Exhibit A hereto includes a complete and correct list of each trade name used by the Debtor, if any;

(m)         the Debtor has delivered (or, upon request, will deliver) to the Secured Party complete and correct copies of each license included in the Collateral;

(n)           the Debtor owns and controls, or otherwise possesses adequate rights to use, all trademarks, patents and copyrights included in the Collateral, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  The Debtor has no knowledge of any conflict with the rights of others to any such intellectual property and, to the best knowledge of the Debtor, the Debtor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Debtor, no other person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Debtor.  The Debtor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party;

(o)           the exercise by the Secured Party of any of its rights and remedies hereunder will not contravene any law or any material contractual restriction binding on or otherwise affecting the Debtor or any of its properties and will not result in or require the creation of any lien, upon or with respect to any of its properties;

(p)           no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by the Debtor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Secured Party of any of its rights and remedies hereunder, except for the filing under the UCC as in effect in the jurisdiction described in Exhibit A hereto and/or any other perfection requirement expressly contemplated hereby;

(q)           this Agreement creates in favor of the Secured Party a legal, valid and enforceable security interest in the Collateral, as security for the Indebtedness.  Such security interests are, or in the case of Collateral in which the Debtor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens.  Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken or will be taken by the Debtor pursuant hereto, and, in the case of Collateral in which the Debtor obtains rights after the date hereof, will be duly taken by the Debtor, except for the Secured Party's having any necessary or appropriate possession of Collateral after the date hereof and the other actions, filings and recordations described herein as perfection requirements; and

(r)           as of the date hereof, the Debtor does not hold any commercial tort claims or have knowledge of any pending commercial tort claims, except for any commercial tort claims.

3.           Debtor’s Covenants.  Until the Indebtedness has been paid in full and the Debtor has satisfied all of its obligations under the Loan Documents, the Debtor shall: (a) keep the Collateral free from all liens (other than Permitted Liens); (b) maintain the Collateral in good order and repair; (c) safeguard and protect the Collateral and use (and permit the use of) the Collateral only in accordance with all laws, rules, regulations and orders; (d) not sell, lease, license, transfer or dispose of any of the Collateral (except as expressly and specifically contemplated by the Note or for any sale or lease of inventory, or license of general intangibles, in the ordinary course of business consistent with industry custom and the Debtor's past practice); (e) promptly advise the Secured Party in writing of any event or circumstance which has had, or can reasonably be expected to have, a material adverse effect on the Debtor or the Collateral or the ability of the Secured Party to enforce any right under any Loan Document; (f) pay when due all taxes and similar obligations that might result in a lien on the Collateral if not paid; and (g) execute each additional document and take each other action (at the Debtor’s expense) as the Secured Party may reasonably request from time to time to implement, evidence or satisfy the terms of this Agreement.

4.           Perfection and Protection of Collateral.  The Debtor hereby authorizes the Secured Party to file, refile, amend and modify financing statements (including in any applicable filing office and otherwise) to: (a) indicate and/or identify the Collateral as all assets of the Debtor or words of similar effect and/or as being of an equal or lesser scope or with greater detail; and (b) contain any information required by part 5 of Article 9 of the UCC (hereinafter defined) or otherwise required or appropriate.  Without limitation of the foregoing, the Debtor shall execute, obtain, deliver and (if applicable) file or record each financing statement, correction statement and notice (and use commercially reasonable efforts to obtain each consent, control agreement, landlord and other waiver, acknowledgment and other document and take all other actions) that the Secured Party may deem necessary or advisable to perfect or protect the Secured Party’s security interest in the Collateral against the interests of third parties.  The Debtor agrees to pay or reimburse the Secured Party, on demand, all costs, taxes and fees payable or paid in connection with any such filings, recordings, notices or other actions.  The Debtor shall give the Secured Party written notice at least 30 days prior to changing its name or structure, or state of organization, and in each case shall (at the Debtor’s expense) promptly take all steps necessary or advisable to preserve continuously the Secured Party's security interest in the Collateral (and the perfection and priority of such security interest) and the Secured Party's rights under the Loan Documents.

5.           Records; Inspection. Upon the Secured Party’s request, the Debtor will deliver to the Secured Party copies of financial statements and such other reports and information as to the Collateral as the Secured Party may request.  The Debtor shall maintain adequate books and records pertaining to the Collateral and shall permit the Secured Party (during regular business hours or otherwise as reasonably requested) to visit and inspect any of the Collateral and to examine the Debtor’s books of record and accounts with respect to the Collateral and the Indebtedness, at the Debtor’s expense.  Except as otherwise expressly and specifically provided herein, all the costs and expenses incurred by the Secured Party in connection with any such inspection will be deemed to be included in and part of the Indebtedness.

6.           Insurance.  The Debtor shall maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations, and cause the Secured Party to be listed as a co-loss payee on property and casualty policies and as an additional insured on liability policies.

7.           Additional Provisions Concerning the Collateral.

(a)           To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, the Debtor hereby (i) authorizes the Secured Party to execute any such agreements, instruments or other documents in the Debtor's name and to file such agreements, instruments or other documents in the Debtor's name and in any appropriate filing office, (ii) authorizes the Secured Party at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as "all assets" or "all personal property" (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Secured Party may determine regardless of whether any particular asset of the Debtor falls within the scope of Article 9 of the UCC or whether any particular asset of the Debtor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor) and (iii) ratifies such authorization to the extent that the Secured Party has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)           The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact and proxy, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant hereto, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Secured Party with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Secured Party with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Indebtedness is indefeasibly paid in full in cash.

(c)           For the purpose of enabling the Secured Party to exercise rights and remedies hereunder, at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Debtor hereby grants to the Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any intellectual Property now owned or hereafter acquired by the Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  The Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein other than actions taken or omitted to be taken through the Secured Party's bad faith or gross negligence, as determined by a final determination of a court of competent jurisdiction.

(d)           If the Debtor fails to perform any agreement or obligation contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, in the name of the Debtor or the Secured Party, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor pursuant hereto and shall be secured by the Collateral.

(e)           The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)           Anything herein to the contrary notwithstanding (i) the Debtor shall remain liable under any and all contracts and/or licenses that are included in the Collateral and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its obligations under such contracts and/or licenses or otherwise in respect of the Collateral, and (iii) the Secured Party shall not have any obligation or liability by reason of this Agreement under such contracts and/or licenses or with respect to any of the other Collateral, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.

8.           Events of Default.  Any of the following events or conditions will be an “Event of Default” hereunder (and will be a “Default” pending any required notice, passage of time or other condition or grace period): (a) the Debtor fails to make any payment as and when due under any instrument or agreement at any time evidencing or securing any of the Indebtedness; (b) the Debtor breaches, defaults under or violates any covenant, term or provision in this Agreement or any other Loan Document or repudiates any Loan Document; (c) any representation made herein or in any other Loan Document at any time evidencing or securing any of the Indebtedness, or in connection therewith, was or were materially untrue or misleading when made; (d) any voluntary or involuntary bankruptcy case, assignment for the benefit of creditors, receivership or other state, federal or foreign insolvency proceeding or other proceeding for relief of debtors is commenced with respect to the Debtor or any guarantor; (e) the Debtor or any guarantor becomes insolvent, is generally not paying its debts as they become due, discontinues its usual business, or commences to dissolve, wind-up or liquidate itself; (f) any Event of Default (as defined in any other Loan Document) exists or occurs under such other Loan Document or any event of default or default exists or occurs under any indebtedness or other obligation of the Debtor; (g) any uncontested judgment shall be entered against the Debtor and remain outstanding more than 30 days; (h) any of the Loan Documents ceases to be in full force and effect or the security interest granted pursuant to this Agreement ceases to be a valid, enforceable, perfected and first priority lien on the Collateral; or (i) any termination statements or correction statements are filed with respect to the Secured Party’s financing statements without the Secured Party’s prior written consent.

9.           Remedies. Upon the occurrence or continuance of any Event of Default, and at any time thereafter, at the Secured Party’s option, the Indebtedness shall become immediately due and payable (with interest thereon from the date of default as provided in the Note or, to the extent not provided in the Note, at a rate equal to the lesser of: (a) fifteen percent (15%) per annum; and (b) the maximum amount permitted by applicable usury law) without presentment or demand or any notice to the Debtor or any other person obligated thereon, and the Secured Party shall be entitled to exercise any or all of the rights and remedies available at law or in equity, including the rights and remedies of a secured party under the Uniform Commercial Code as in effect on the date hereof in the State of Texas or any other applicable state or other jurisdiction (the “UCC”), the right and power to take possession of the Collateral, wherever it may be found, and the right and power to sell, at public or private sale or sales, or otherwise collect, enforce, dispose of or use all or any portion of the Collateral in any manner authorized or permitted under the UCC, in such order or manner as the Secured Party may elect in its sole discretion.  The Secured Party shall not be required to prepare or process the Collateral before disposition, or to make any warranties of title or otherwise to any person acquiring any of the Collateral.  Upon the Secured Party’s demand, the Debtor agrees to assemble the Collateral at its usual place of business or at such other location as the Secured Party may reasonably designate, and make it available to the Secured Party.  To the extent that notice of sale is required by applicable law, the Debtor agrees that notice given as provided herein, at least ten (10) days before the date of the proposed public sale or disposition or the date after which a private sale may be made, shall be deemed reasonable and shall fully satisfy any requirement of giving of notice. the Secured Party may, at its option, dispose of the Collateral on credit terms, and, in such event, shall credit the Debtor only with the amounts of cash proceeds actually received from time to time thereafter by the Secured Party and applied to the Indebtedness.  The Secured Party is hereby granted a license or other right to use after the continuance of an Event of Default, without charge, the Debtor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature, as pertaining to the Collateral, in advertising for sale and selling any Collateral, and the Debtor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit.

10.           General Authority.  The Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon the Secured Party, and shall have no liability for any act or failure to act in connection with any of the Collateral (including any diminution in the value of the Collateral from any cause whatsoever).  The Secured Party shall be under no duty to collect any amount that may be or become due on any of the Collateral, to redeem or realize on the Collateral, to make any presentments, demands or notices of protest in connection with any of the Collateral, to take any steps necessary to preserve rights in any instrument, contract or lease against third parties or to preserve rights against prior parties, to remove any liens or to do anything for the enforcement, collection or protection of the Collateral, except to the extent, if any, that the UCC requires the Secured Party to use reasonable care with respect to the Collateral while in its possession.

11.           Debtor Waivers.  Except as expressly provided herein, and to the fullest extent permitted by law, the Debtor hereby waives presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, contract rights, documents, instruments, general intangibles, chattel paper and guaranties at any time held by the Secured Party on which the Debtor may in any way be liable and hereby ratifies and confirms whatever the Secured Party may do in this regard; notice prior to taking possession or control of the Collateral or any bond or security that might be required by any court before allowing the Secured Party to exercise any of the Secured Party’s remedies, and any right to require the Secured Party to prepare the Collateral for sale; any marshalling of assets, or any right to compel the Secured Party to resort first or in any particular order to any other collateral or other persons before enforcing its rights as to the Collateral or pursuing the Debtor for payment of the Indebtedness; the benefit of all valuation, appraisement and exemption laws; and any claims and defenses based on principles of suretyship or impairment of collateral.

12.           General Provisions.

(a)           Notices.  All notices and communications required under this Agreement shall be communicated in a record and sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and shall be effective on the earlier of receipt or (i) the date delivered by hand, or (ii) the third business day after being mailed, or (iii) the following business day if sent by overnight courier service, or (iv) upon sender’s receipt of transmission confirmation, if sent by facsimile. All notices shall be addressed to the parties at the addresses set forth opposite or below their signatures hereto until changed by notice pursuant to this Section.

(b)           Successors and Assigns.  The Debtor shall not assign its rights or delegate its duties under this Agreement.  The Debtor’s covenants and agreements herein shall bind the Debtor’s successors and assigns, and those who become bound to this Agreement, and shall inure to the benefit of the Secured Party and its successors and assigns.  The Secured Party may assign the Indebtedness to one or more assignees on such terms and conditions as the Secured Party shall deem advisable.  As to any such assignee, the Debtor waives and will not assert any claims, setoffs, recoupments or defenses that the Debtor may have against the Secured Party.

(c)           Amendments and Waivers.  This Agreement may not be modified or amended except in writing signed by the Debtor and the Secured Party, and none of its provisions may be waived except in writing signed by the Secured Party.  No waivers shall be implied, whether from any custom or course of dealing or any delay or failure in the Secured Party’s exercise of its rights and remedies hereunder or otherwise.  Any waiver granted by the Secured Party shall not obligate the Secured Party to grant any further, similar, or other waivers.

(d)           Remedies.  All remedies provided to the Secured Party herein are cumulative, in addition to all other remedies available to the Secured Party under this Agreement or any other agreement, at law or in equity or otherwise, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

(e)           Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Texas (without regard to its rules on conflicts of laws).

(f)           Usury.  The parties intend that the interest charged, paid or collected hereunder or on the Indebtedness shall not in any event exceed the maximum permissible rate under applicable law.  Any excess interest will be applied to reduce the principal amount of the Indebtedness or repaid to the Debtor.

(g)           Defined Terms; UCC Terms.  For purposes hereof, unless the context requires otherwise, the following terms have the following meanings: (i) “business day” means any day other than any Saturday, Sunday or day on which commercial banks are closed under the laws of the State of Texas; (ii) “Loan Documents” means and includes this Agreement and each agreement, instrument and/or document heretofore, now or hereafter evidencing or securing any Indebtedness or executed, delivered or entered into pursuant to, or otherwise in connection with, the Note, in each case, as the same may be modified from time to time; (iii) “person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government (or any agency or political subdivision thereof) or any other form of entity; and (iv) “includes” and “including” and words of similar import are inclusive and not exclusive terms, and are not intended to create any limitation.  All defined terms apply to both singular and plural forms, and all references to any gender include all other genders.  Terms used in this Agreement that are defined in Article 9 of the UCC (as in effect on the date hereof) shall have the same meanings herein.  If the Debtor is or becomes a partnership or an unincorporated association of more than one person, the term "Debtor" refers to each partner and/or each such person, jointly, severally and individually.  All defined terms and references as to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents as they may from time to time be amended, modified, renewed, extended, replaced, restated, supplemented or substituted.  Unless otherwise provided, all references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.

(h)           Captions; Exhibits; Severability.  The captions in this Agreement are for convenience only, and in no way limit or amplify the provisions hereof.  All exhibits and schedules attached hereto are by reference made a part hereof, and this Agreement governs in case of any conflict.  This Agreement is severable, and the invalidity of any provision shall not affect any other provision hereof.

(i)           Entire Agreement. This Agreement represents the entire agreement between the Secured Party and the Debtor with respect to the subject matter hereof, superseding any and all other agreements, promises or representations.

[Signature page follows]

ENTERED INTO as of the date first written above.

Secured Party: Vadda Energy Corporation By:_______________________ Name: Daro Blankenship Title: President	Debtor: Mid-East Oil Company By:_________________________ Name: Mark A. Thompson Title: President
Address for Notices: 1660 Stemmons Freeway, Suite 440 Lewisville, Texas 75067 Telecopy #: (214) 222-6501 Telephone #: (214) 222-6500 Attention: Daro Blankenship Email: daro@miekaenergy.com	Address for Notices: 255 Airport Freeway Indiana, Pennsylvania 15701 Telecopy #: (724) 349-6711 Telephone #: Attention: Mark A. Thompson Email:

EXHIBIT A

DEBTOR INFORMATION

List addresses (including counties). Attach additional sheets if necessary. If none, write “NONE.”

Debtor’s Legal Name:

Debtor’s Trade Name(s), if any:

Debtor’s Form of Entity:

Debtor’s State of Organization:

[Attach Current Certificate of Good Standing from Secretary of State]

Debtor’s State Organizational Number:

Debtor’s Federal Tax Identification Number (or Social Security Number, if applicable):

EXHIBIT B

PERMITTED LIENS

NONE

EXHIBIGT C

GUARANTY AGREEMENT

This Guaranty Agreement (this “Guaranty”), dated as of December 30th, 2011, is made and entered into by Mark A. Thompson, individually, (“Guarantor”), in favor of Vadda Energy Corporation (the “Lender”).  Each capitalized and other term used and not defined herein shall have the meaning assigned to such term in the Note (as defined below) or, if not defined in the Note, that certain Security Agreement of even date herewith between Mid-East Oil Company, a Pennsylvania corporation (“Company”), and the Lender.

W I T N E S S E T H:

WHEREAS, the Company is indebted to the Lender in the principal amount of $3,000,000.00 (the “Debt”) evidenced by that certain Secured Promissory Note (such note together with any and all renewals, extensions, and/or rearrangements thereof is herein called the “Note”) dated of even date herewith in the principal amount of the Debt executed by the Company and payable to the order of the Lender;

WHEREAS, Guarantor is an executive officer of the Company; and

WHEREAS, the guaranties provided in this Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor, and it is in the best interest of Guarantor to provide the guaranties hereunder, and such guaranties are necessary or convenient to the conduct, promotion or attainment of the business of Guarantor;

NOW THEREFORE, in consideration of the Lender extending credit to Company represented by the Note, Guarantor hereby covenants and agrees as follows:

1.           GUARANTY.  Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to the Lender, its successors and permitted assigns the timely payment when due, subject to any applicable grace period, of all present and future payment obligations of the Company now existing or hereafter arising under the Note or any other Loan Document (as defined in the Note) (collectively, the “Obligations”).  To the extent that the Company shall fail to pay any Obligations owing by the Company when due, Guarantor shall pay to the Lender such Obligations when due.  This Guaranty shall constitute a guarantee of payment and not of collection.  Guarantor’s liability hereunder shall be and is specifically limited to payments arising under the Note and/or the other Loan Documents.

2.           NATURE OF GUARANTY; SETOFFS AND COUNTERCLAIMS.  Guarantor’s obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance that might otherwise constitute a legal or equitable discharge of or defense to a guaranty (except as otherwise provided in the last sentence of this Section).  The Lender shall not be obligated to file any claim relating to the Obligations in the event that the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Lender to so file shall not affect Guarantor’s obligations hereunder.

1

3.           AMENDMENT OF GUARANTY.  No term or provision of this Guaranty shall be amended, modified, altered, waived, or supplemented except in a writing signed by Guarantor and the Lender.

4.           WAIVERS.  Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) promptness, diligence, presentment, demand of payment and all other notices concerning the liabilities of Guarantor; and (c) any right to require that any action or proceeding be brought against the Company or any other person or entity, or to require that the Lender seek enforcement of any performance against the Company or any other person or entity, prior to any action against Guarantor under the terms hereof.

Guarantor agrees that the Lender may resort to Guarantor for payment of any of the Obligations, whether or not the Lender shall have resorted to any collateral security or shall have proceeded against the Company or any other obligor principally or secondarily obligated with respect to any of the Obligations.

No delay of the Lender in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any Obligations hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any subsequent or further exercise thereof or the exercise of any other right, power or privilege.  Each and every right, remedy and power hereby granted to the Lender or allowed him by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender from time to time.

Guarantor consents to the renewal, compromise, extension, acceleration or other changes in the time of payment of or other changes in the terms of the Obligations, or any part thereof or any changes or modifications to the terms of the Note and/or any other Loan Document, and agrees that none of the foregoing actions or events shall in any way impair or affect Guarantor’s obligations hereunder.

5.           NOTICE.  Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

To the Lender:	Vadda Energy Corporation 1660 Stemmons Freeway, Suite 440 Lewisville, Texas 75067

To Guarantor:	Mark A. Thompson
255 Airport Road
Indiana, Pennsylvania 15701

Notice given by personal delivery or mail shall be effective upon actual receipt.  Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.  All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery, but failure to so confirm shall not affect such Notice validly telecopied.  Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

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6.           EXPENSES.  Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Lender’s counsel) in any way relating to the enforcement or protection of the rights of the Lender hereunder; provided, that Guarantor shall not be liable for any expenses of the Lender if no payment under this Guaranty is due.

7.           CONTINUING GUARANTY.  This Guaranty shall remain in full force and effect until all of the Obligations have been satisfied in full.  This Guaranty shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment of any Obligation, in whole or in part, is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

8.           ASSIGNMENT.  This Guaranty shall be binding upon Guarantor and upon his successors and permitted assigns, and shall inure to the benefit of the Lender and its successors and assigns and shall apply to all successors of the Company.  Guarantor may assign this Guaranty or delegate his duties hereunder only with the express written consent of the Lender (which consent shall not be unreasonably withheld or conditioned), and any purported transfer without that consent shall be void.

9.           MISCELLANEOUS.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN DALLAS, TEXAS, AND ANY APELLATE COURT FROM ANY THEREOF, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND CONSENT TO THE SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.  This Guaranty shall be binding upon Guarantor, his successors and assigns and inure to the benefit of and be enforceable by the Lender, its successors and permitted assigns.  This Guaranty embodies the entire agreement and understanding between Guarantor and the Lender and supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.  The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof.  This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

________________________
Mark A. Thompson

ACCEPTED AND AGREED TO
as of the date first above written:

Vadda Energy Corporation

By: _________________________________
Name:_______________________________
Title:________________________________

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